Exhibit 99.1

Presto Automation Inc. Announces First Quarter Fiscal 2023 Financial Results

Total Revenue of $7.8 Million

ARR of $31 Million

$59.2 Million in Cash and Cash Equivalents

SAN CARLOS, Calif – November 15, 2022 - Presto Automation Inc. (“Presto” or the “Company”) (NASDAQ: PRST), one of the largest labor automation technology providers in the hospitality industry, today announced financial results for the first quarter of fiscal 2023.

“We are delighted to report our first earnings as a public company and to share our business momentum and technical progress with the financial community,” said Rajat Suri, founder and CEO of Presto Automation. “We are experiencing a significant amount of interest in our labor automation solutions, particularly as the macroeconomic environment remains favorable for our business. Our pioneering Voice AI rollout with Checkers has progressed well as we are now installed in over 200 stores, which is the largest footprint of drive-thru Voice AI in the industry. As a result of our recent public offering, Presto is will continue to pursue further expansion, develop our technologies solutions and take advantage of the positive trends fueling our business.

First Quarter Fiscal 2023 Financial Highlights

●	Total Revenue: Total revenue was $7.8 million, an increase of 8% as compared to $7.2 million for the first quarter of 2022.

●	ARR: ARR reached $31.1 million, an increase of 8% year-over-year.

●	Net Income (Loss): Net income was $28.7 million for the first quarter of 2023, compared to a net loss $(19.5) million for the first quarter of 2022.

●	Adjusted EBITDA: The Adjusted EBITDA loss was ($8.9) million for the first quarter of 2023, compared to a loss of ($5.4) million for the first quarter of 2022.

See “Non-GAAP financial Measures and Definition of Key Metric” below for how we define ARR and Adjusted EBITDA and the financial tables that accompany this release for a reconciliation of Adjusted EBITDA to its closest comparable GAAP measure.

Public Listing Transaction Highlights

●	Trading commenced on the Nasdaq on September 22, 2022 under the ticker “PRST”.

●	Received approximately $120 million in gross proceeds

●	Led by prominent restaurant and technology strategic investors including Cleveland Avenue Capital

●	Entered into a New Credit Agreement and repaid outstanding debt

Financial Outlook

●	For the fiscal year ending June 30, 2023:

○	The Company expects revenue to be between $33 and $35 million.

First Quarter 2023 Conference Call

Presto Automation will host a conference call today at 4:30 PM ET to review the Company’s financial results for the quarter ended September 30, 2022. The call will be accessible by telephone at 877-407-0792 (domestic) or 201-689-8555 (international) using passcode 13733666. The call will also be available live via webcast on the Company’s investor relations website here or directly here. A telephone replay of the conference will be available at 844-512-2921 with access code 13733666 and will be available until 11:59 PM ET on Tuesday, November 29, 2022. An archive of the webcast will also be available shortly after the call and will remain available for 90 days.

Non-GAAP Financial Measures and Definition of Key Metric

This press release includes Adjusted EBITDA, which is a financial measure that is not calculated in accordance with Generally Accepted Accounting Principles in the United States (“GAAP”). We believe Adjusted EBITDA is useful for comparing our financial performance to other companies and from period to period by excluding the impact of certain items that do not reflect our core operating performance, thereby providing consistency and direct comparability with our past financial performance and between fiscal periods.

Adjusted EBITDA is defined as net loss, adjusted to exclude interest, other income (expense), net loss on debt extinguishment, income taxes, depreciation and amortization expense, stock-based compensation expense, fair value adjustments on warrant liabilities and convertible promissory notes, merger related ancillary costs, and hardware repair expenses related to COVID and COVID-related expenses due to damage from liquid ingress.

We include this non-GAAP measure because it used by management to evaluate our core operating performance and trends and to make strategic decisions regarding the allocation of capital and new investments. A reconciliation of Adjusted EBITDA to its most comparable GAAP financial measure is included below under “Reconciliation from GAAP to Non-GAAP Results” at the end of this release.

In addition, we use Annual Revenue Run-Rate, or ARR, as a key business metric to evaluate our business, identify trends, formulate business plans and make strategic decisions. We calculate ARR by annualizing quarterly revenue at the end of the fiscal quarter. Our calculation of ARR may differ from similarly titled metrics presented by other companies, and the amount of revenue we recognize over any 12-month period may differ significantly from the ARR at the beginning of that period.

About Presto

Presto overlays next-gen digital solutions onto the physical world. Our enterprise-grade voice, vision, and touch technologies help hospitality businesses thrive while delighting guests. With over 250,000 systems shipped, we are one of the largest labor automation technology providers in the industry. Founded at M.I.T. in 2008, Presto is headquartered in Silicon Valley, Calif. with customers including many of the top 20 restaurant chains in the U.S.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Statements that refer to projections , forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. Forward-looking statements are typically identified by words such as “plan,” “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict,” “should,” “would” and other similar words and expressions, but the absence of these words does not mean that a statement is not forward-looking. The forward-looking statements are based on management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. The forward-looking statements speak only as of the date of this press release or as of the date they are made. Except as otherwise required by applicable law, Presto disclaims any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this press release. Presto cautions you that these forward-looking statements are subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of Presto. In addition, Presto cautions you that the forward-looking statements contained in this press release are subject to the following risks and uncertainties: our ability to manage our growth effectively, to sustain our recent revenue growth or attract new customers; the limited operating history with our new Vision and Voice products in a new and developing market; our ability to achieve revenue growth while our expenses increase; continued adverse impacts from COVID-19  (including as a result of global supply chain shortages); the loss of any of our three largest customers or a reduction in their business with us; our ability to improve and enhance the functionality, performance, reliability, design, security, or scalability of our platform to respond to customers’ evolving needs; our ability to protect the security of our customers’’ information; changing privacy laws, regulations and standards, and our ability to comply with contractual obligations and laws related to data privacy and security; unfavorable conditions in the restaurant industry or the global economy, including with respect to food, labor, and occupancy costs; the availability of capital or financing on acceptable terms, if at all; financial covenants and other restrictions on our actions contained in our financing agreements that may limit our operational flexibility; the length and unpredictability of our sales cycles and the amount of investments required in sales efforts; material weaknesses in our internal control over financial reporting and, our ability to remediate these deficiencies; our ability to continue as a going concern; our ability to receive additional financing in a timely manner; shortages, price increases, changes, delays or discontinuations of hardware; our ability to maintain relationships with our payment processors; our relies on computer hardware, licensed software and services rendered by third parties; U.S. laws and regulations (including with respect to payment transaction processing), many of which are unsettled and still developing, and our or our customers’ ability to comply with such laws and regulations; significant changes in U.S. and international trade policies that restrict imports or increase tariffs; any requirements to collect additional sales taxes or be subject to other tax liabilities that may increase the costs to our customers; our ability to adequately protect our intellectual property rights; claims by third parties of intellectual property infringement; our use of open-source software in our platform; and other economic, business, competitive and/or regulatory factors affecting Presto’s business generally as set forth in our filings with the Securities and Exchange Commission.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME (LOSS)

(unaudited)

(in thousands, except per share and per share amounts)

	Three Months Ended September 30,
	2022	2021
Revenue
Platform	$4,820	$4,537
Transaction	2,959	2,692
Total Revenue	7,779	7,229
Cost of revenue:
Platform	4,292	4,022
Transaction	2,644	2,334
Depreciation and impairment	291	466
Total cost of revenue	7,227	6,822
Gross profit	552	407
Operating expenses:
Research and development (1)	8,021	4,001
Sales and marketing (1)	3,077	1,174
General and administration (1)	9,685	1,974
Loss on infrequent product repairs	-	435
Total operating expenses	20,783	7,584
Loss from operations	(20,231)	(7,177)
Change in fair value of warrants and convertible promissory notes	59,822	(13,574)
Interest expense	(3,376)	(1,388)
Loss on early extinguishment of debt	(7,758)	-
Other financing and financial instrument (costs) income, net	(1,768)	-
Other income, net	2,028	2,630
Total other income (expense), net	48,948	(12,332)
Income (loss) before provision for income taxes	28,717	(19,509)
Provision for income taxes	-	-
Net income (loss) and comprehensive income (loss)	$28,717	$(19,509)

Net income (loss) per share attributable to common stockholders:
Basic	$0.97	$(0.72)
Diluted	$0.71	$(0.72)
Weighted-average shares used in computing net income (loss) per share attributable to common stockholders, basic	29,521,505	27,137,792
Weighted-average shares used in computing net income (loss) per share attributable to common stockholders, diluted	40,397,934	27,137,792

(1)	Includes stock-based compensation expense as follows (in thousands)

	Three Months Ended September 30,
	2022	2021
Research and development	$1,816	$105
Sales and marketing	791	99
General and administrative	5,818	275
Total*	$8,425	$479

*	For the three months ended September 30, 2022, such amount reflects $6,250 of stock compensation expense related to earn out shares attributable to option and RSU holders.

CONDENSED CONSOLIDATED BALANCE SHEETS

(unaudited)

(in thousands, except share and par value)

	September 30,	June 30,
	2022	2022
ASSETS
Current assets:
Cash and cash equivalents	$59,249	$3,017
Accounts receivable, net	2,063	1,518
Inventories	484	869
Deferred cost, current	6,662	8,443
Prepaid and other current assets	1,001	707
Total current assets	69,459	14,554

Deferred cost, net of current portion	1,157	2,842
Deferred transaction costs	-	5,765
Property and equipment, net	1,691	1,975
Intangible asset, net	5,630	4,226
Goodwill	1,156	1,156
Other long-term assets	766	18
Total assets	$79,859	$30,536

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$4,612	$5,916
Accrued liabilities	7,282	6,215
Financing obligations, current	7,216	8,840
Term loans, current	-	25,443
Convertible promissory notes and embedded warrants, current	-	89,663
Deferred revenue, current	6,640	10,532
Total current liabilities	25,750	146,609

Term loans, noncurrent	49,424	-
PPP loans	-	2,000
Warrant liabilities	1,999	4,149
Deferred revenue, net of current portion	699	237
Other long-term liabilities	820	0
Total liabilities	$78,692	$152,995
Stockholders’ equity (deficit):
Preferred stock, $0.0001 par value–1,500,000 shares authorized as of September 30, 2022 and June 30, 2022, respectively; no shares issued and outstanding as of September 30, 2022 and June 30, 2022, respectively	-	-
Common stock, $0.0001 par value–180,000,000 shares authorized as of September 30, 2022 and June 30, 2022, respectively; 50,639,837 and 27,574,417 shares issued and outstanding as of September 30, 2022 and June 30, 2022, respectively	5	3
Additional paid-in capital	173,228	78,321
Accumulated deficit	(172,066)	(200,783)
Total stockholders’ equity (deficit)	1,167	(122,459)
Total liabilities and stockholders’ equity (deficit)	$79,859	$30,536

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(unaudited)

(in thousands)

	Three Months Ended September 30,
	2022	2021
Cash Flows from Operating Activities
Net income (loss)	$28,717	$(19,509)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation, amortization and impairment	462	535
Stock-based compensation	2,175	479
Earn-out share stock-based compensation expense to option and RSU holders	6,250	-
Noncash expense attributable to fairvalue liabilities assumed in Merger	34	-
Change in fair value of liability classified warrants	(11,551)	1,457
Change in fair value of warrants and convertible promissory notes	(48,271)	12,117
Amortization of debt discount and debt issuance costs	1,371	88
Loss on debt extinguishment	7,759	-
Paid-in-kind interest expense	281	-
Share and warrant cost on termination of convertible note agreement	2,412	-
Forgiveness of PPP Loan	(2,000)	(2,599)
Change in fair value of earnout liability	(1,175)	-
Noncash lease expense	76	-
Loss on disposal of property and equipment	14	-
Changes in operating assets and liabilities:
Accounts receivable, net	(545)	(502)
Inventories	385	132
Deferred costs	3,466	2,828
Prepaid expenses and other current assets	259	352
Other long-term assets	-	(83)
Accounts payable	1,678	(2,363)
Vendor financing facility	-	(3,722)
Accrued liabilities	477	(1,485)
Deferred revenue	(3,430)	(3,139)
Net cash used in operating activities	(11,156)	(15,414)

Cash Flows from Investing Activities
Purchase of property and equipment	(47)	(76)
Payments relating to capitalized software	(1,327)	(373)
Net cash used in investing activities	(1,374)	(449)

Cash Flows from Financing Activities
Proceeds from the exercise of common stock options	36	19
Proceeds from the issuance of term loans	60,250	-
Payment of debt issuance costs	(1,094)	-
Repayment of term loans	(32,980)	-
Payment of penalties and other costs on extinguishment of debt	(5,734)	-
Proceeds from issuance of convertible promissory notes and embedded warrants	-	500
Principal payments of financing obligations	(886)	(186)
Proceeds from issuance of common stock	1,000	-
Contributions from Merger and PIPE financing, net of transaction costs and other payments	49,840	-
Payment of deferred transaction costs	(1,670)	-
Net cash provided by financing activities	68,762	333

Net increase in cash and cash equivalents	56,232	(15,530)
Cash and cash equivalents at beginning of year	3,017	36,909
Cash and cash equivalents at end of year	$59,249	$21,379

Supplemental Disclosure of Non-Cash Investing and Financing Activities
Capitalization of stock-based compensation expense to capitalized software	$221	$6
Capital contribution from shareholder in conjunction with Credit Agreement	2,779
Issuance of warrants in conjunction with Senior Term Loan	2,076	-
Issuance of warrants in conjunction with Lago Term Loan	843	-
Convertible note conversion to common stock	41,392	-
Reclassification of warrants from liabilities to equity	830	-
Recognition of liability classified warrants upon Merger	9,388	-
Recognition of Unvested Founder Shares liability	1,588	-
Forgiveness of PPP Loan	(2,000)	(2,599)
Transaction costs recorded in accounts payable and accrued liabilities	220	551
Right of use asset in exchange for operating lease liability	308	-

Reconciliation from GAAP to Non-GAAP Results

(In thousands, except per share data, unaudited)

	Three Months Ended
	September 30,
	2022	2021

Adjusted EBITDA
Net income (loss)	$28,717	$(19,509)
Interest expense	3,376	1,388
Other income, net	(2,028)	(2,630)
Depreciation and amortization	433	535
Stock-based compensation expense	2,175	479
Earn-out stock-based compensation expense	6,250	-
Change in fair value of warrants and convertible promissory notes	(59,822)	13,574
Loss on debt extinguishment	7,758	-
Other financing and financial instrument (costs) income, net	1,768	-
Deferred compensation and bonuses earned upon closing of the Merger	2,232	-
Public relations fee due upon closing of the Merger	250	-
Loss on infrequent product repairs	-	435
Hardware repair expense related to COVID	-	373
Adjusted EBITDA	$(8,891)	$(5,355)

Investors:

Chris Whitcomb, VP Investor Relations

investor@presto.com

Media:

Christopher Cast & Brian Ruby

media@presto.com